     FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

               U.S. BANK NATIONAL ASSOCIATION ND

            FIRST BANK CORPORATE CARD MASTER TRUST


     The information which is required to be prepared with respect to the Distribution Date of August 17, 1998 and with respect to the performance of the Trust during the related Collection Period(s).

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.   INFORMATION REGARDING THE CURRENT DISTRIBUTION
     (STATED ON THE BASIS OF $1,000 ORIGINAL
     CERTIFICATE PRINCIPAL BALANCE)

     1.  Class A Monthly Principal                          $              -
                                                            ------------------
     2.  Class B Monthly Principal                          $              -
                                                            ------------------
     3.  Collateral Monthly Principal                       $              -
                                                            ------------------
     4.  Class A Monthly Interest                           $            32.00
                                                            ------------------
     5.  Class A Deficiency Amounts                         $              -
                                                            ------------------
     6.  Class A Additional Interest                        $              -
                                                            ------------------
     7.  Class B Monthly Interest                           $            32.75
                                                            ------------------
     8.  Class B Deficiency Amounts                         $              -
                                                            ------------------
     9.  Class B Additional Interest                        $              -
                                                            ------------------
     10.  Collateral Monthly Interest                       $             5.51
                                                            ------------------
     11.  Accrued and unpaid Collateral Monthly Interest    $              -
                                                            ------------------
B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.   Principal Collections

     (a)  Principal Collections allocated to the Class A
          Certificates                                      $   351,769,295.67
                                                            ------------------
     (b)  Principal Collections allocated to the Class B
          Certificates                                      $     5,613,339.82
                                                            ------------------
     (c)  Principal Collections allocated to the
          Collateral Investor Interest                      $    16,840,019.47
                                                            ------------------
2.   Trust Principal Component
     (a)  Trust Principal Component as of the end of
          the related Collection Period(s)                  $   517,779,104.40
                                                            ------------------
     (b)  Series 1997-1 Invested Amount as of the end
          of the related Transfer Date(s)                   $   420,000,000.00
                                                            ------------------
     (c)  Series 1997-1 Adjusted Invested Amount as of
          the end of the related Transfer Date(s)           $   420,000,000.00
                                                            ------------------
     (d)  Class A Invested Amount as of the end of the
          related Transfer Date(s)                          $   394,800,000.00
                                                            ------------------
     (e)  Class A Adjusted Invested Amount as of the
          end of the related Transfer Date(s)               $   394,800,000.00
                                                            ------------------
     (f)  Class B Invested Amount as of the end of the
          related Transfer Date(s)                          $     6,300,000.00
                                                            ------------------

     (g)  Collateral Invested Amount as of the end of
          the related Transfer Date(s)                      $    18,900,000.00
                                                            ------------------
     (h)  Floating Allocation Percentage with respect
          to the related Collection Period(s)                           74.91%
                                                            ------------------
     (i)  Class A Floating Percentage with respect to
          the related Collection Period(s)                              70.41%
                                                            ------------------
     (j)  Class B Floating Percentage with respect to
          the related Collection Period(s)                               1.12%
                                                            ------------------
     (k)  Collateral Floating Percentage with respect to
          the related Collection Period(s)                               3.37%
                                                            ------------------
     (l)  Fixed Allocation Percentage with respect to
          the related Collection Period(s)                                 N/A
                                                            ------------------
     (m)  Class A Fixed Percentage with respect to the
          related Collection Period(s)                                     N/A
                                                            ------------------
     (n)  Class B Fixed Percentage with respect to the
          related Collection Period(s)                                     N/A
                                                            ------------------
     (o)  Collateral Fixed Percentage with respect
          to the related Collection Period(s)                              N/A
                                                            ------------------
3.   Delinquent Balances
     The aggregate amount of outstanding balances in
     the Accounts which were delinquent as of the end
     of the day on the last day of the related
     Collection Period(s):
                                                             Aggregate Account
                                                                 Balance
                                                            ------------------
               (a) 30-59 days:                              $     5,892,162.81
               (b) 60-89 days:                              $     1,625,802.40
               (c) 90-119 days:                             $       372,949.96
               (d) 120-149 days:                            $         3,972.75
               Total:                                       $     7,894,887.92

                                                              Percentage of
                                                             Total Receivables
                                                            ------------------
               (a) 30-59 days:                                           1.12%
               (b) 60-89 days:                                           0.31%
               (c) 90-119 days:                                          0.07%
               (d) 120-149 days:                                         0.00%
               Total:                                                    1.49%

4.   Investor Default Amount

     (a) Investor Default Amount for the related
          Collection Period(s)                              $       136,168.39
                                                            ------------------
     (b) Class A Investor Default Amount for the
         related Collection Period(s)                       $       127,998.28
                                                            ------------------
     (c) Class B Investor Default Amount for the
         related Collection Period(s)                       $         2,042.53
                                                            ------------------
     (d) Collateral Investor Default Amount for the
         related Collection Period(s)                       $         6,127.58
                                                            ------------------
5.   Investor Charge-Offs
     (a) Aggregate Class A Investor Charge-Offs
         for the related Collection Period(s)               $              -
                                                            ------------------
     (b) Class A Charge-Offs per $1,000 of original
         Certificate Principal Balance                      $              -
                                                            ------------------
     (c) Aggregate Class B Investor Charge-Offs
         for the related Collection Period(s)               $              -
                                                            ------------------
     (d) Class B Charge-Offs per $1,000 of original
         Certificate Principal Balance                      $              -
                                                            ------------------
     (e) Aggregate Collateral Investor Charge-Offs
         for the related Collection Period(s)               $              -
                                                            ------------------


     (f) Collateral Charge-Offs per $1,000 of original
         Certificate Principal Balance                      $              -
                                                            ------------------
     (g) Aggregate Class A Investor Charge-Offs
         reimbursed on the related Transfer Date(s)         $              -
                                                            ------------------
     (h) Class A Investor Charge-Offs reimbursed per
         $1,000 of original Certificate Principal Balance   $              -
                                                            ------------------
     (i) Aggregate Class B Investor Charge-Offs
         reimbursed on the related Transfer Date(s)         $              -
                                                            ------------------
     (j) Class B Investor Charge-Offs reimbursed per
         $1,000 of original Certificate Principal Balance   $              -
                                                            ------------------
     (k) Aggregate Collateral Investor Charge-Offs
         reimbursed on the related Transfer Date(s)         $              -
                                                            ------------------
     (l) Collateral Investor Charge-Offs reimbursed
         per $1,000 of original Certificate Principal
         Balance                                            $              -
                                                            ------------------
6.   Monthly Investor Servicing Fee
     (a) Class A Servicing Fee payable for the related
         Collection Period(s)                               $       329,000.00
                                                            ------------------
     (b) Class B Servicing Fee payable for the related
         Collection Period(s)                               $         5,250.00
                                                            ------------------
     (c) Collateral Servicing Fee payable for the
         related Collection Period(s)                       $        15,750.00
                                                            ------------------
7.   Reallocations
     (a) Reallocated Collateral Principal Collections
         with respect to the related Collection Period(s)   $              -
                                                            ------------------
     (b) Reallocated Class B Principal Collections
         with respect to the related Collection Period(s)   $              -
                                                            ------------------
     (c) Collateral Invested Amount as of this
         Distribution Date                                  $    18,900,000.00
                                                            ------------------
     (d) Class B Invested Amount as of this Distribution
         Date                                               $     6,300,000.00
                                                            ------------------
8.   Yield Collections and Net Interchange
     (a) Aggregate Yield Collections (including Net
         Interchange) processed during the related
         Collection Period allocated in respect of the
         Class A Investor Certificate                       $    13,230,973.47
                                                            ------------------
     (b) Aggregate Yield Collections (including Net
         Interchange) processed during the related
         Collection Period allocated in respect of the
         Class B Investor Certificate                       $       211,132.56
                                                            ------------------
     (c) Aggregate Yield Collections (including Net
         Interchange) processed during the related
         Collection Period allocated in respect
         of the Collateral Investor Certificate             $       633,397.67
                                                            ------------------
9.   Principal Funding Amount
     (a) Principal amount in Principal Funding Account
         on the related Transfer Date                       $              -
                                                            ------------------
     (b) Deficit Controlled Accumulation Amount with
         respect to the related Collection Period(s)        $              -
                                                            ------------------
     (c) Principal Funding Investment Proceeds deposited
         in the



         Collection Account on the related
         Transfer Date(s)                                   $              -
                                                            ------------------

     (d) Reserve Draw Amount deposited in the Collection
         Account on the related Transfer Date(s) from
         the Reserve Account                                $              -
                                                            ------------------
10.  Reserve Draw Amount on the related Transfer Date(s)    $              -
                                                            ------------------
11.  Overconcentration Draw Amount on the related
     Transfer Date(s)                                       $              -
                                                            ------------------
12.  Available Funds

     (a) Class A Available Funds on deposit in the
         Collection Account on the related                  $    12,984,532.03
         Transfer Date(s)                                   ------------------

     (a) Class B Available Funds on deposit in the
         Collection Account on the related                  $       207,199.98
         Transfer Date(s)                                   ------------------

     (a) Collateral Available Funds on deposit in the
         Collection Account on the related                  $       621,599.94
         Transfer Date(s)                                   ------------------

13.  Portfolio Yield and Base Rate
     (a) Portfolio Yield for the related Collection
         Period                                                         21.43%
                                                            ------------------
     (b) Base Rate for the related Collection Period                     7.41%
                                                            ------------------
14.  Monthly Payment Rate                                               89.10%
                                                            ------------------
15.  Principal Payment Rate                                             89.10%
                                                            ------------------
16.  Gross Losses as a Percentage of Charge
     Volume & Fees                                                       0.39%
                                                            ------------------
17.  Minimum Transferor's Percentage                                    14.00%
                                                            ------------------


     U.S. Bank Card Services, Inc.
     Servicer

     By:/s/Charles W. Devens
     -----------------------
     Name:  Charles W. Devens

     Title:  Assistant Vice President

          SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
            COLLECTION PERIOD ENDING JULY 31, 1998
               U.S. BANK NATIONAL ASSOCIATION ND
     FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1


     1.  Investor Percentage of Principal Collections       $   374,222,654.97
                                                            ------------------
     2.  Investor Percentage of Yield Collections
         (ex. Net Interchange)                              $     7,637,197.04
                                                            ------------------
     3.  Investor Percentage of Net Interchange             $     6,438,306.65
                                                            ------------------
     4.  Servicer Interchange                               $       350,000.00
                                                            ------------------
     5.  The aggregate amount of funds on deposit in
         Collection Account allocable to Series
         1997-1 Certificates                                $   518,379,101.89
                                                            ------------------
     6.  Funds in Principal Funding Account allocable
         to Series 1997-1 Certificates                      $              -
                                                            ------------------
     7.  Aggregate amount paid in accordance with the
         Loan Agreement pursuant to Section 4.11            $       104,058.28
                                                            ------------------
     8.  Required Collateral Invested Amount over the
         Collateral Invested Amount                         $              -
                                                            ------------------
     9.  Collateral Invested Amount                         $    18,900,000.00
                                                            ------------------
     10. The amount of Monthly Interest, Deficiency
         Amounts and Additional Interest payable to the
        (i) Class A Certificateholders                      $    12,633,600.00
                                                            ------------------
        (ii) Class B Certificateholders                     $       206,325.00
                                                            ------------------
        (iii) Collateral Interest Holder                    $       104,058.28
                                                            ------------------
     11.  The amount of principal payable to the
        (i) Class A Certificateholders                      $              -
                                                            ------------------
        (ii) Class B Certificateholders                     $              -
                                                            ------------------
        (iii) Collateral Interest Holder                    $              -
                                                            ------------------
     12.  The sum of all amounts payable to the
        (i) Class A Certificateholders                      $    12,633,600.00
                                                            ------------------
        (ii) Class B Certificateholders                     $       206,325.00
                                                            ------------------
        (iii) Collateral Interest Holder                    $       104,058.28
                                                            ------------------

     13.  To the knowledge of the undersigned, no
          Early Amortization Event has occurred except as described below:

     None


     In witness whereof, the undersigned has duly executed this certificate this 10th day of August, 1998.

     U.S. Bank Card Services, Inc.
     Servicer

     By:/s/Charles W. Devens
     -----------------------
     Name:  Charles W. Devens

     Title:  Assistant Vice President